40|86 SERIES TRUST

Equity Portfolio
Government Securities Portfolio
Balanced Portfolio
Money Market Portfolio
Fixed Income Portfolio

SUPPLEMENT DATED JANUARY 16, 2007
TO THE PROSPECTUS DATED MAY 1, 2006,
as supplemented June 14, 2006 and September 19, 2006

EQUITY PORTFOLIO AND BALANCED PORTFOLIO

NOTICE OF PROPOSED PORTFOLIO SUBSTITUTION

On November 9, 2006, Jefferson National Life Insurance Company (“JNL”), the primary distributor of shares of 40|86 Series Trust, filed an exemptive application (the “Application”) with the Securities and Exchange Commission (“SEC”). The Application seeks authority from the SEC to substitute shares of the Equity Portfolio and Balanced Portfolio, respectively, with shares of two newly created funds advised by JNL’s affiliated investment adviser and subadvised by Chicago Equity Partners, LLC. Further information regarding the Application is available by contacting Jefferson National Life Insurance Company at (866) 667-0561.

APPROVAL OF SUBADVISORY AGREEMENT

On December 31, 2006, Chicago Equity Partners, LLC (“CEP”), the Sub-Adviser to the Equity Portfolio and the equity portion of the Balanced Portfolio, completed a transaction (the “Transaction”) involving CEP and Affiliated Managers, Inc. (“AMG”) whereby AMG purchased a controlling interest in CEP. Upon completion of the Transaction, an “assignment” occurred, causing the subadvisory agreement between CEP and 40|86 Advisors, Inc. to terminate. At its meeting on December 7, 2006, in anticipation of the settlement of the Transaction, the Board of Trustees of 40|86 Series Trust approved a new subadvisory agreement with CEP and 40|86 Advisors, Inc. which became effective upon the closing.

FIXED INCOME PORTFOLIO, GOVERNMENT SECURITIES
PORTFOLIO AND BALANCED PORTFOLIO

NOTICE OF PORTFOLIO LIQUIDATION

On December 19, 2006, the Board of Trustees of the 40|86 Series Trust (the “Trust”) approved a plan to liquidate and terminate the Fixed Income Portfolio, the Government Securities Portfolio and the Money Market Portfolio (the “Liquidated Portfolio” or “Liquidated Portfolios”) (the “Liquidation”), upon the recommendation of 40|86 Advisors, Inc., the investment adviser to the Trust. Completion of the Liquidation is subject to a number of conditions, including notification of the Liquidation to the shareholders of the Liquidated Portfolio (including owners of variable annuity contracts and variable life insurance contracts having contract values allocated to a separate account invested in shares of the Liquidated Portfolios).

The Liquidation of the Liquidated Portfolios is expected to occur on or about March 23, 2007 (the “Liquidation Date”). On the Liquidation Date, each Liquidated Portfolio will distribute its assets to shareholders by redeeming their shares for cash, and will thereafter wind up its operations and terminate its existence.

In anticipation of the Liquidation of the Liquidated Portfolios, the Board of Trustees approved the suspension of sales of each Liquidated Portfolio, which will be effective as of January 31, 2007. Until the Liquidation Date, however, dividends and distributions, if any, will continue to be reinvested in shares of the Liquidated Portfolios. Additionally, the Board also directed that Rule 12b-1 fees no longer be paid as of December 19, 2006.

The Trust expects that many shareholders may decide to redeem their shares in the Liquidated Portfolios prior to the Liquidation. As a result, it is possible that the total assets of the Fixed Income and Government Securities Portfolios may reach a level at which they can no longer meet their investment objectives while maintaining an adequate level of diversification and liquidity. In the event that such an asset level is reached, these Liquidated Portfolios may invest its assets in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds.

Finally, the Market Timing Policy for the Fixed Income and Government Securities Portfolios, as described in the current prospectus, is amended to eliminate the restriction that blocks trades that are the second transaction in a purchase and sale or sale and purchase in less than seven (7) days. Regardless, the Trust does not accommodate market timing activities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE.